UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:                     September 9, 1997
                                    ----------------------------------


                     UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                                                 0-13265                   59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number) (IRS Employer Identification No.)


1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:           (803) 252-3661
                                                       -----------------------


                              No Change
                 (Former name or former address, if changed since last report.)












This document contains a total of    9     pages.

This Form 8-K/A amends that certain Form 8-K filed with the Securities and Exchange Commission on September 15, 1997 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and that certain Form 8-K/A filed with the Securities and Exchange Commission on November 19, 1997, and is filed to include certain revised pro forma financial information required by Item 7 of Form 8-K.

Item 7.  Financial Statements and Exhibits


         a)    Financial Statements of Business Acquired

              The financial statements for Leif Martin Adams, D.O., the business acquired by the wholly-owned subsidiary of the Company, were included in that certain Form 8-K/A filed with the Securities and Exchange Commission on November 19, 1997.

         b)    Pro Forma Financial Information

              The revised pro forma financial information for Leif Martin Adams, D.O., the business acquired by the wholly-owned subsidiary of the Company, is included in this report beginning on page 13.

         c)    Exhibits

              The following exhibit is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on September 15, 1997.

              Exhibit 2.1 - Asset Purchase Agreement dated and executed on September 9, 1997, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly-owned subsidiary of UCI ("UCI of SC"), Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); and Leif Martin Adams, D.O., a South Carolina resident ("Seller"). (Previously filed as an Exhibit to that certain Form 8-K/A filed on November 19, 1997.)

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                      for the year ended September 30, 1996
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1996 per the Company's Annual Report and Leif Martin Adams, D.O. as of December 31, 1996 appearing in item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Leif Martin Adams, D.O. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.


                                     UCI Medical       Leif Martin        Pro Forma              Pro Forma
                                   Affiliates, Inc.    Adams, D.O.       Adjustments              Combined
                                  ----------------    --------------    ---------------       -----------------

Revenue                           $   23,254,351      $    220,934                --          $   23,475,285
Operating costs                        21,525,421           89,670              54,000  (a.)     21,669,091
                                  ----------------    --------------    ---------------       -----------------
  Operating margin                      1,728,930          131,264             (54,000)           1,806,194

General and administrative
   expenses                               148,637           21,600                --                170,237
Depreciation and amortization             961,115           10,417               3,752  (b.)        975,284
                                  ----------------    --------------    ---------------       -----------------
  Income from operations                  619,178           99,247             (57,752)             660,673

Interest expense, net                    (582,937)         (12,035)               (311) (c.)       (595,283)
Gain on equipment                           2,105               --                --                  2,105
                                  ----------------    --------------    ---------------       -----------------

Income before income tax                   38,346           87,212             (58,063)              67,495
Income tax benefit (expense)              427,733               --                --                427,733
                                  ----------------    --------------    ---------------       -----------------

Net (loss) income                         466,079           87,212             (58,063)             495,228

Accumulated deficit - beginning
   of year                             (6,616,639)          62,554                --             (6,554,085)
 Owner's draws                                 --          (64,910)               --                (64,910)
                                  ----------------    --------------    ---------------       -----------------

Accumulated deficit - end of
   year                           $   (6,150,560)     $     84,856      $      (58,063)       $   (6,123,767)
                                  ================    ==============    ===============       =================

Earnings per common and common equivalent share:
    Net income                       $        .11              (d)                --             $      .11
                                  ================    ==============    ===============       =================

Weighted average shares of
   common stock outstanding             4,294,137              (d)                --               4,313,650
                                  ================    ==============    ===============       =================

                          UCI Medical Affiliates, Inc.
                           Note to Pro Forma Combining
                           Statement of Operations and
                           Accumulated Deficit for the
                          year ended September 30, 1996
                                   (Unaudited)

     1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

     (a.) Net change in physician fees based on employment agreement between Leif Martin Adams, D.O. and UCI Medical Affiliates, Inc.

     (b.) Addition for amortization of goodwill on a straight line basis over 15 years.

     (c.) Accrued interest on note payable at 8% for one month loan term.

     (d.) Not applicable; Leif Martin Adams, D.O. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Leif Martin Adams, D.O. as of June 30, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Leif Martin Adams, D.O. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                 UCI Medical        Leif Martin           Pro Forma            Pro Forma
                               Affiliates, Inc.     Adams, D.O.          Adjustments            Combined
                               -----------------  -----------------  --------------------   -----------------
Assets
Cash and cash equivalents      $        119,538   $          3,832   $         (7,000) (a)
                                                                               (3,832) (a) $        112,538
Accounts receivable - net             5,743,707              9,747             --                 5,753,454
Medical supplies inventory              379,647                 --             --                   379,647
Deferred taxes                          197,056                 --             --                   197,056
Prepaids and other assets               445,636                 --             --                   445,636
                               -----------------  -----------------  ------------------    ------------------
      Total current assets            6,885,584             13,579            (10,832)            6,888,331
Property, plant and
   equipment, net                     3,433,218            183,853           (176,371) (a)        3,440,700
Deferred taxes                        1,380,126                 --             --                 1,380,126
Goodwill                              5,720,394                 --             82,771  (a)        5,803,165

Other assets                            268,908                200               (200) (a)          268,908
                               =================  =================  ==================    ==================
       Total assets            $     17,688,230   $        197,632   $       (104,632)     $     17,781,230
                               =================  =================  ==================    ==================

Liabilities and Capital
Current portion - long-term
   debt                        $        854,903   $         26,418   $         40,000  (a) $
                                                                              (26,418) (a)          894,903
Accounts payable                      1,627,827              1,001             (1,001) (a)        1,627,827
Accrued payroll                         452,995                 --             --                   452,995
Other accrued liabilities               330,679              1,881             (1,881) (a)          330,679
                               -----------------  -----------------  ------------------    ------------------
       Total current
            liabilities               3,266,404             29,300             10,700             3,306,404
Long-term debt, net of current
                                      5,659,476            109,467              3,000  (a)
                                                                             (109,467) (a)        5,662,476
                               -----------------  -----------------  ------------------    ------------------
                               -----------------  -----------------  ------------------    ------------------
      Total liabilities               8,925,880            138,767            (95,767)            8,968,880
                               -----------------  -----------------  ------------------    ------------------
Common stock                            260,390                 --                976  (a)          261,366
Owner's capital                              --             58,865            (58,865) (a)               --
Paid-in capital                      14,312,393                 --             49,024  (a)       14,361,417
Accumulated  (deficit)               (5,810,433)                --                ---           (5,810,433)
                               -----------------  -----------------  ------------------    ------------------
       Total capital                  8,762,350             58,865             (8,865)            8,812,350
                               -----------------  -----------------  ------------------    ------------------
        Total      liabilities
            and       capital  $     17,688,230   $        197,632   $                     $     17,781,230
                                                                     (104,632)
                               =================  =================  ==================    ==================

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Leif Martin Adams, D.O. by UCI Medical Affiliates, Inc. for an aggregate price of $100,000. The purchase occurred on September 9, 1997. The combining balance sheet reflects the balances of UCI at June 30, 1997, and Leif Martin Adams, D.O. at June 30, 1997. Pro forma adjustments are made to reflect:

(a.)   The assets acquired consisted of:    The purchase price consisted of:

$         9,747   Accounts receivable    $    976   Common stock
          7,482   Furniture , equipment    49,024   Additional paid-in-capital
         82,771   Goodwill                 43,000   Note payable
                                            7,000   Cash paid at closing
   ============                           =======
$       100,000                          $100,000
   ============                           =======

       Issuance of 19,513 shares of restricted common stock valued at $50,000 at estimated per share value of $2.56.

     $40,000 of the note payable is recorded as currently due, $3,000 is recorded as non-current.

       Certain cash deposits ($3,832), land and premises, and certain furniture and equipment ($176,371) were not acquired. Accounts payable ($1,001), payroll taxes payable ($1,881), long-term debt ($135,885) and prior owner's equity ($58,865) were not assumed.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                           Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1997
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Leif Martin Adams, D.O. as of June 30, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Leif Martin Adams, D.O. after giving effect to the pro forma adjustments described in Note 1. Information for the nine months ended June 30, 1997 for Leif Martin Adams, D.O. is estimated since Leif Martin Adams, D.O. did not maintain its records on a basis consistent with UCI Medical Affiliates, Inc. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                        UCI Medical        Leif Martin             Pro Forma             Pro Forma
                                     Affiliates, Inc.      Adams, D.O.            Adjustments            Combined
                                     ------------------ -------------------    ------------------    ------------------

     Revenue                         $     20,299,676   $        137,043                     --      $     20,436,719
     Operating costs                       18,876,302             68,016                 40,500  (a)       18,984,818
                                     ------------------ -------------------    ------------------    ------------------
     Operating margin                       1,423,374             69,027                (40,500)            1,451,901

     General and administrative
         expenses                             127,881             21,431                     --               149,312
     Depreciation and amortization            892,372              7,984                  4,139  (b)          904,495
                                     ------------------ -------------------    ------------------    ------------------
     Income from operations                   403,121             39,612                (44,639)              398,094

     Interest expense, net                   (570,951)           (12,964)                (2,903) (c)         (586,818)
     Gain on equipment                          8,809                 --                     --                 8,809
                                     ------------------ -------------------    ------------------    ------------------
     Income(loss) before income tax
                                             (159,021)            26,648                (47,542)             (179,915)
     Income tax benefit                       499,148                 --                     --               499,148
                                     ------------------ -------------------    ------------------    ------------------

     Net income                               340,127             26,648                (47,542)              319,233

     Accumulated deficit -
        beginning of period                (6,150,560)            80,900                     --            (6,069,660)
     Owner's draws                                 --            (48,683)                    --               (48,683)
                                     ------------------ -------------------    ------------------    ------------------

     Accumulated deficit - end of
        period                       $     (5,810,433)  $         58,865       $        (47,542)     $     (5,799,110)
                                     ================== ===================    ==================    ==================
                                                                                                              (f)
     Earnings per common and common equivalent share:
         Net income                  $            .07                  (d)                   --      $            .07
                                     ================== ===================    ==================    ==================
                                                                                                              (a)
     Weighted average shares of                                                                               (a)
        common stock outstanding
                                            4,819,527                (d)                     --             4,839,040
                                     ================== ===================    ==================    ==================

                          UCI Medical Affiliates, Inc.
                      Note to Pro Forma Combining Statement
                          of Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1996
                                   (Unaudited)

     1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

     (a.) Net change in physician fees based on employment agreement between Leif Martin Adams, D.O. and UCI Medical Affiliates, Inc.

     (b.) Addition for nine months amortization of goodwill on a straight line basis over 15 years.

     (c.) Accrued interest on note payable at 8% for nine months.

     (d.) Not applicable; Leif Martin Adams, D.O. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ Marion F. McFarland, III, M.D.        /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.           Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and   Executive Vice President of
Chairman of the Board                    Finance and Chief Financial Officer



Date:             September 1, 1998